UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2010

Enable Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50995	52-2372260
(Commission File Number)	(IRS Employer Identification No.)

1140 W. Thorndale Avenue Itasca, Illinois 60143-1335
(Address of Principal Executive Offices) (Zip Code)

(773) 272-5000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors;Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2010 Manchester Companies, Inc. (“Manchester”) and Enable Holdings, Inc. (the “Company”) entered into an agreement whereby Manchester will provide certain advisory services to the Board of Directors (the “Board”) of the Company. Manchester will provide such advisory services to the Board through the public auction of the Company’s assets, as led by the senior secured creditors, currently scheduled for Friday, October 8, 2010 at 10:00 a.m. at the law offices of McGuireWoods in Chicago. Manchester ceased providing services to the Company in the role of Chief Restructuring Officer pursuant to a Resignation Letter signed by the Company on October 4, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 7, 2010
ENABLE HOLDINGS, INC.

By:	/s/ Patrick A. Neville
Patrick A. Neville
Chief Executive Officer